USE OF JUDGEMENTS AND ESTIMATES	6 Months Ended
Jun. 30, 2022
List Of Accounting Policies [Abstract]
Use of Judgements and Estimates	USE OF JUDGEMENTS AND ESTIMATES
In preparing these unaudited condensed consolidated interim financial statements, management has made judgements and estimates that affect the application of accounting policies and the reported amounts of assets and liabilities. Actual results may differ from these estimates.

The significant judgements made by management in applying the Group’s accounting policies and key sources of estimation uncertainty were the same as those described in the last annual consolidated financial statements for the year ended December 31, 2021 for Arrival Luxembourg S.à r.l. except for:

Going Concern

The Company has refreshed its near term and long term business plans, updating planning assumptions for the latest understanding of the cost of completing research and development activities, working capital, capital expenditure, operating expenditure, average selling price, bills of materials and revenues.

In assessing going concern, the The Board has considered the Group’s cash flow forecasts for the period to August 2023 being the period assessed for going concern purposes together with a severe but plausible downside scenario through to December 2023 reflecting the Group’s early stage of development, production, there being delays to or no funding secured and other uncertainties, as noted above. It has determined that while the company has sufficient cash to meet its immediate needs for the assessed twelve month period and execute a reduced near term business plan, including starting production in 2022 for Van, the Board will need to secure additional capital to execute its full business plan, including the move to hard tooling, the full build out of the Charlotte Microfactory, restart of the Bus program and in the longer-term the deployment of additional microfactories and vehicle platforms. For more information see note 2.

(i) Impairment Assessment

Arrival performs an annual impairment test for its assets or when there is an indication of impairment at the reporting date. The Group performs a quarterly assessment of all impairment indicators for all assets within the scope of IAS 36.

Right of Use Assets

For the six months period ended June 30, 2022, it was identified that the right of use assets of three of our leases needed to be impaired. Further information on the impairment of the leases is included in note 4.
Intangible Assets and Goodwill

The group also performs a quarterly review of all projects classified as internally developed intangible assets in our Consolidated statement of financial position. Under the requirements of IAS 38, an entity is required to recognize an intangible asset if specified criteria are met.

With the Company's recently announced proposed reorganization of its business in response to the challenging economic environment and as it focuses on its next major milestone (starting production of the Arrival Van in Q3 2022), certain development projects elements have been temporarily paused in order to focus efforts on the vehicle launch for Vans or pending further funding. While the company does intend to complete these projects over time, this pause, as per IAS 36, may indicate that such assets will be assessed on an individual basis and should be assessed separately for impairment rather than on a CGU level. As a result of this, Arrival has considered such projects within the CGU to identify any impacted by the revised business plan and assessed for impairment and recorded an impairment of USD 8,938,226 as of June 30, 2022 related to these assets. For further information please see note 5.

Cash Generating Unit (CGU) Assets
Arrival performs an annual impairment test for its CGU assets or when there is an indication of impairment at the reporting date. During the quarter, the share price reduction of Arrival led to a corresponding decrease in the company's market capitalization and this was deemed by Management to be an indication of impairment. In accordance with IFRS 13 management used a valuation technique based on the quoted market price for the Company’s equity shares to determine best estimate of the fair value less cost to disposal of the Auto CGU. This assessment was performed considering the level 1 input of stock price and market capitalization compared to total CGU assets. As at June 30, 2022 Auto CGU consisted of intangible assets of $473,957,000 and tangible assets of $312,856,000. The market capitalization as at June 30, 2022 was $1,008,415,884. Adjustments were made for cash and debt to provide a comparable analysis, considering corporate assets or liabilities that are not related to the CGU. Based on this evaluation no impairment was considered necessary.

Financial Assets

IFRS 9 requires that a valuation allowance for expected credit losses (“expected loss model”) is recognized for all financial assets measured at amortized cost or at fair value through other comprehensive income. Arrival considers a wide range of information when assessing credit risk and measuring expected credit losses, including past events and current conditions, but also reasonable and supportable forecasts that affect the expected collectability of the future cash flows of the instrument. Based on the instruments expected credit quality, it must be differentiated between the following three conditions.

Stage 1 financial assets are those for which credit quality has not deteriorated significantly since initial recognition or that have a low credit risk.

Stage 2 financial assets are those that have deteriorated significantly in credit quality since initial recognition and whose credit risk is not low.

Stage 3 covers financial assets for which objective evidence of impairment are present at the reporting date.

For all assets within the first category (Stage 1) “12-month expected credit losses” are recognized. For all assets within the second category we recognize “lifetime expected credit losses”. Measurement of the expected credit losses is determined by a probability-weighted estimate of credit losses over the expected life of the financial instrument.

Instruments within the scope of these requirements include loans that were granted to some employees in connection with Arrival`s Restricted Share Plan (RSP). For estimating the expected credit loss for such loans, we have obtained the help of a professional third-party valuation expert for valuation inputs and determining the fair value and the expected credit losses for the RSP loans. As of June 30, 2022, the RSP employee loans were subject to additional expected credit losses charged to finance cost after management adopted revised estimates about expected repayment dates from employees. For further information, please see note 6.
(ii) Share-based paymentsThe Company had certain share-based payment plans in effect at the beginning of the year, and during the first half of 2022, the Company has introduced two more share-based payment plans; an RSU agreement and a Long-Term Incentive Plan (LTIP). In determining the periodic compensation expense for these share-based payment programs, certain estimates have to be made. For further information about the newly introduced share-based payment plans, the underlying assumptions used to determine the periodic compensation expense, and the effect of the change in estimates, please see note 17.